SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016

WABASH NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000 Sagamore Parkway South, Lafayette, Indiana	47905
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 771-5310

(Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 12, 2016, the Company held its Annual Meeting, at which four proposals were submitted to the Company’s stockholders. As of March 14, 2016, the date of record for determining the Company stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 65,315,924 shares of Company common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 59,698,494 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The four proposals considered at the Annual Meeting are described in detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on March 31, 2016. The final results for each proposal are set forth below.

Proposal 1.

The Company’s stockholders elected the following seven persons to the Company’s Board of Directors to hold office for a term of one year or until their respective successors are elected and qualified or until their earlier death, resignation or removal:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard J. Giromini	53,288,435	75,755	613,997	5,720,307
Dr. Martin C. Jischke	52,474,847	725,869	777,471	5,720,307
James D. Kelly	52,659,013	723,897	595,277	5,720,307
John E. Kunz	52,638,369	744,302	595,516	5,720,307
Larry J. Magee	52,551,163	792,605	634,419	5,720,307
Ann D. Murtlow	52,304,357	1,098,313	575,517	5,720,307
Scott K. Sorensen	52,719,170	642,299	616,718	5,720,307

Proposal 2.

The Company’s stockholders approved in an advisory (non-binding) vote the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,636,330	2,090,750	251,107	5,720,307

Proposal 3.

The Company’s stockholders re-approved the performance goals included in the Wabash National Corporation 2011 Omnibus Incentive Plan. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,073,935	1,837,785	66,467	5,720,307

Proposal 4.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,368,774	277,819	51,901	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wabash National Corporation

Date: May 17, 2016	By:	/s/ Jeffery L. Taylor
Jeffery L. Taylor
Senior Vice President and Chief Financial Officer